CLOROX

BURT'S BEES®

Earth Friendly Natural Personal Care for The Greater Good™

Burt’s Bees Acquisition Investor Overview Oct. 31, 2007 Exhibit 99.4

Safe Harbor Statement
Except for historical information, matters discussed in the attached document, including statements about the success of the company’s strategy and acquisitions as well as future volume, sales and earnings growth, profitability, costs, cost savings, innovation or expectations, are forward-looking statements based on management’s estimates, assumptions and projections. Important factors that could cause results to differ materially from management’s expectations are described in the company’s most recent Form 10-K filed with the SEC, as updated from time to time in the company’s SEC filings. Those factors include, but are not limited to, the completion of the acquisition of Burt’s Bees; the continuation of Burt’s Bees growth trajectory and other valuation assumptions; including the ability to increase distribution; the company’s success in retaining key Burt’s Bees employees, suppliers and customers; the company’s ability to achieve the projected strategic and financial benefits from the acquisition, including its ability to achieve synergies; general economic and marketplace conditions and events; competitors’ actions;
the company’s actual cost performance; price changes; the effect on cash flow of tax payments and the success of new products.
The company may also use non-GAAP financial measures, which could differ from reported results using Generally Accepted Accounting Principles (GAAP). The most directly comparable GAAP financial measures and reconciliation to non-GAAP financial measures are set forth in the Form 10-K and its exhibits furnished to the SEC, which is posted at
www.TheCloroxCompany.com in the Investors/Financial Information/SEC Filings section.

Transaction Summary
Clorox entered into a merger agreement on Oct. 30, 2007, to
acquire Burt’s Bees for $925 million¹
in cash, funded through
cash and short-term borrowings
The transaction is expected to be EPS accretive to Clorox as of FY’09 and neutral in FY’08, excluding purchase - accounting adjustments, one-time transaction and integration costs as well as noncash expenses
At closing, debt to EBITDA ratio will be 3.5/1x. We intend to pay down debt and return to long-term target of 3.0/1x by
mid-FY’09
Close of transaction is targeted for December 2007, subject to regulatory approval
1
Net of an additional $25 million payment for anticipated tax benefits

Extending Our Reach
The Burt’s Bees Opportunity
Consistent with consumer
megatrends
Ability to build or buy
a
big-share
brand
Economically attractive
target category
Midsized
category where global
CPG players do not dominate
3D capabilities
create
a right to win
Consumer insights, retail
relationships, R&D/innovation
Our Framework
At the center of
wellness and
sustainability
trends
A leading
Natural Personal Care
brand that consumers love
No. 1 or No. 2 in 5 categories
High-growth $6.4 billion category
9.3% growth (vs. 3.2% for PC)
1
NPC is
highly fragmented
“Natural” formulation competency
creates challenges to entry
Sustainable growth drivers
Food/Drug/Mass channels,
international, new categories
The Burt’s Bees Opportunity
1
Source: Euromonitor; Datamonitor; Nutrition Business Journal

Enabling Transaction to Begin Portfolio
Reshaping & Drive Centennial Strategy
Advantaged brand
Market leadership and strong brand equity
Advantaged category
Sustainable long-term growth drivers
No global incumbents
At the Core of
Our Strategic
Positioning
Address investor demand for sustainable top-line growth
Consistency with stated objectives of Centennial strategy
Immediate, albeit limited, value creation through synergies
Cost synergies: procurement, channel management
Revenue synergies (long-term): new geographies, category expansion
Shareholder
Value Creation
Transferable core competencies
Core technologies / “know-how”
At the forefront of environmental sustainability / “natural” push
Managerial talent with extensive expertise in Natural Personal Care (NPC) and broader Personal Care
Market entry in attractive category and springboard for
Personal Care and wellness/sustainability expansion
Platform for
Expansion

Burt’s Bees Overview
A leading brand in the growing $6.4 billion Natural Personal
Care (NPC) segment
Products across many Natural Personal Care
categories,
including lip care, facial care and body care
Unique capability in developing and manufacturing products
with natural ingredients
$170 million (est.) in 2007 net sales with roughly 90% in U.S.
and balance concentrated in Canada, UK and Taiwan
Profitability metrics at the high-end of Personal Care
30%+ EBITDA margin
385 employees, 1 manufacturing facility, 1 distribution center and headquarters in Raleigh-Durham, North Carolina

BURT'S BEES
BEESWAX LIP BALM

BURT'S BEES

BURT'S BEES

BURT'S BEES
Radiance
EYE CREME

BURT'S BEES
BABY BEE
DIAPER OINTMENT

DOCTOR BURT'S
RES-Q OINTMENT

BURT'S BEES

BURT'S BEES

Lip
Lip Balm
Lip
Shimmers
Lip Gloss
Face
Day
Creams
Night
Creams
Eye
Creams
Serums
Cleaners
Toners
Scrubs
Acne
Body
Body
Lotions
Hand
Creams
Foot
Creams
Oils
Moisturizing
Mists
Body Wash
Soaps
Scrubs
Hair
Shampoos
Conditioners
Hair
Treatment
Baby
Powder
Oil
Lotions
Ointments
Bath
Shampoo
Soap
Outdoor
& Natural
Remedies
Ointments
Insect Relief
Sun Care
Lip Balm
Gifts Kits
Burt’s Bees Overview

Competitive Advantage
Instability of natural materials requires steep learning curve to reproduce natural formulations
Natural material properties are key to product performance & stability
Processing is central to scalability of concept formulations
Business
Challenges
Experienced R&D/product development team
Professional background in R&D/product development at leading Personal Care companies
Leverage core knowledge basis
beyond Natural Personal Care
In-depth understanding of consumer demands
Establish core corporate competencies in broader Personal Care
Core
Competencies
Unique knowledge of natural formulations
Understanding of natural material properties
Proprietary and scalable process technologies
Competitive
Advantage

Energizes Centennial Strategy
1. Natural Personal Care (NPC) is a fast-growing,
high-margin category that is highly fragmented
2. The convergence of wellness and sustainability
megatrends should drive long-term growth
3. Burt’s Bees
®
is an authentic, natural brand with
leading share position in several NPC segments
4. Clorox brand-building, customer-facing and
supply-chain capabilities will drive value creation

2003-2006 CAGR
Cosmeceuticals
Natural Personal Care
Men's Care
Baby Care
Suncare
Deodorants
Skin Care
Delipatories
Haircare
Color Cosmetics
Fragrances
Oral Care
Bath & Shower

NPC Is Large & Growing Rapidly
U.S. Personal Care Product Category Growth Rates, 2003-2006
Projected growth of Natural Personal Care
is 7.7% for 2006-2010
U.S. Personal Care market was $62 billion in 2006, with historical growth rate of 3.2% (2003-2006)
Natural Personal Care (NPC) is large ($6.4 billion) and one of the fastest-growing subcategories
NPC is also global –- NPC growing at double-digit rates across Europe and Asia
Source: Euromonitor; Datamonitor; Nutrition Business Journal
11.0%
9.3%
5.9%
5.7%
4.3%
3.6%
3.1%
1.7%
1.5% 1.5%
0.9%
-0.1%
-0.5%
-3%
0%
3%
5%
8%
10%
13%

U.S. Retail Personal Care Product Market, 2006

Total = $62.4B
$10.1B
$8.1B
$7.6B
$6.4B
$6.0B
$5.7B
$4.7B
$4.6B
$4.4B
$2.2B
$1.1B
$0.9B
$0.8B
100%
80%
60%
40%
20%
0%
Percent of Total
Other
Alberto-Culver Co
John Paul Mitchell
Clairol Inc
Unilever
Procter & Gamble
L'Oreal
Avon Products Inc
Clinique Laboratories Inc
Procter & Gamble
Revlon Inc
Estee Lauder
Kao Brands Co
Mary Kay Inc
Johnson & Johnson
Limited Brands Inc
Neutrogena Corp
Avon Products Inc
Tom's of Maine
Burt's Bees
Aveda
The Body Shop
Chanel SA
Coty Inc
LVMH
Lancaster Group
Roche
Allergan
Pfizer Inc
Private Label
Johnson & Johnson
Clairol Inc
Combe Inc
Dial
Hair Care
Cosmetics
Skin Care
Natural Personal Care
Fragrances
Cosme-ceuticals
Oral Care
Men's Care
Bath & Shower
Deodorants
Suncare
Depilatories
Baby care
Share of Top 5
62%
65%
41%
17%
50%
49%
80%
64%
57%
90%
57%
74%
48%

*Hain-Celestial includes Jason, Para, Zia, Alba and Avalon brands

Note: Uses 2005 competitor share on total 2006 sales; Tom's of Maine is owned by Colgate-Palmolive and The Body Shop is owned by L'Oreal

Source: Euromonitor; Datamonitor; Nutrition Business Journal

U.S. Natural Personal Care Market Is Highly Fragmented & Lacks Entrenched Scale Players

Health & Wellness Sustainability Megatrend Convergence The convergence of megatrends — wellness and sustainability — anticipated to drive growth for years to come

Burt’s Bees Market Share by Category, Natural Food Channel
Only
Source: SPINS
Burt’s Bees Has Leading Presence
Lip Care Foot Care Kits/Gifts Baby Care Other Skin Care
45.2%
42.7%
39.6%
17.8%
10.2%
0%
10%
20%
30%
40%
50%
Market Position #1 #1 #1 #2 #2

Burt’s Bees ® Brand Has Strong
Aided Awareness
Aided awareness of Burt’s Bees
®
brand has grown to competitive levels while well ahead of other natural players
Significant upside exists
Aided Brand Awareness (Percent Aware)
Source:  Burt’s Bees
®
Brand Tracking Study May 2007
Neutrogena
Aveeno Nivea Garnier Aveda Burt's Bees Tom's
of Maine
Avalon Nature's
Gate
Alba Jason Dr. Hauska
99%
96%
87%
81%
67%
54%
32%
31%
19%
16%
6%
3%
0%
20%
40%
60%
80%
100%

Percent Ranking 6 or 7
Burt's Bees
Tom's of Maine
Jason
Nature's Gate
Avalon Organic
Aveeno
Alba Botanica
Aveda
Dr. .Hauschka
Kiss My Face
Dr. Bronners
Aubrey
Biotene
Aura Cacia
Neutrogena
Olay

Note: Only consumers who were aware of the personal care product company were asked this question
Source: Clorox Commissioned US Consumer Survey  (n=1022)
Burt’s Bees
®
Is Viewed as
the Most Natural Brand by Consumers
Consumers who have purchased natural personal care in the last 12 months:
Q: Please rate each of the following brands on a scale of 1 to 7, where 1 is not at all natural and 7 is 100% natural:
77.9%
74.5%
67.5%
63.4%
61.7%
54.5%
54.2%
50.1%
49.6%
48.9%
47.7%
45.8%
45.2%
44.6%
44.0%
39.1%
0%
20%
40%
60%
80%
100%

Burt’s Bees Has Superior Attribute Ratings
vs. Natural and Mass Brands
Source: Clorox Commissioned US Consumer Survey (n=1022)
Consumers who have purchased natural personal care in the last 12 months:
Q: Please indicate the importance of the following factors when purchasing natural personal care products, on a scale of 1 to 7, where 1 is not at all important and 7 is extremely important
Q: On a scale of 1 to 7, where 1 is extremely poor and 7 is extremely strong, please rate the performance of [BRAND] on following factors
Note: Burt’s Bees performance asked of all consumers who indicated they have purchased at least one Burt’s Bees product; for all other competitors, each consumer was asked about one other random company from which they had purchased personal care items; Core is a weighted average of Tom’s (n=81), Kiss My
Face (n=28), Dr. Bronner’s (n=13) and Jason (n=31); Mass is a weighted average of Aveeno (15), Olay (n=181) and Neutrogena (n=201)
Core
Natural
Competitors
Mass Brand
Competitors
Burt's Bees
Effective High Quality Non-toxic Made with
Natural
Ingredients
Good
Value for
the Money
Made with
Natural
Process
Looks/
Smells
Good
Brand
I Trust
Made with
Organic
Ingredients
Low Price Attractive
Packaging
87.0%
79.3% 79.2%
72.8%
72.1%
64.4% 64.2%
63.7%
61.9%
52.1%
20.3%
0%
20%
40%
60%
80%
100%

Utilize Clorox capabilities to
expand depth and breadth of
distribution and in-store presence
New distribution in Mass and
Grocery channels
Additional placements in Baby,
Health & Beauty Care and
Camping departments
Expansion of holiday gift
program
Burt’s Bees distribution exists in
54% ACV of Food, Drug and Mass
Channels
Clorox has 100% ACV
Current Burt’s
Bees ACV
Distribution
Opportunity
to Expand
Distribution
% ACV levels based on Burt’s Bees and Clorox current U.S. distribution as of 10/31/07
Food
Drug
Mass
Distribution Upside Exists

BURT'S BEES
BURT'S BEES

BURT'S BEES
BURT'S BEES

BURT'S BEES
BURT'S BEES

BURT'S BEES

Expanding In-Store Presence 2005 Power Wing 2006 Power Wing Power Wing + Son 2007-2008 4’ In-Line Holiday Off-Shelf Source: Burt’s Bees internal data

Delight Desire Decide
Build a truly
authentic brand
with sustained
marketing support
Enhance product
innovation and
expand into new
segments
Expand
distribution and
in-store presence
How We Will Grow the Business
International Component:
Continue to grow in existing
markets; look to enter new, high-potential markets

How We Will Manage the Business
Burt’s Bees has a strong management team, strategy, culture
and execution track record, which we intend to retain
We will operate the business from its current North Carolina headquarters
We will integrate selectively to maximize revenue and cost
synergies and create the best opportunities for all employees
Beth Springer, Clorox EVP – Strategy & Growth, will oversee
the business

Conclusion
We believe Burt's Bees provides a new platform
to build a high-growth, high-margin, Natural
Personal Care business
GREAT BRAND: Opportunity to acquire leading brand that consumers love
HIGH GROWTH:
The brand participates in high-growth Natural Personal Care
(NPC)
anchored in wellness and sustainability megatrends
MARGIN ACCRETIVE: The brand’s margin structure is at the upper range of
Personal Care and strongly accretive to Clorox
NEW BUSINESS PLATFORM: NPC and Burt's Bees benefit from significant wellness and natural/green tailwinds. Combined with Green Works and Brita businesses and future “tuck-in” acquisitions, we can establish a robust new growth platform for Clorox
LEVERAGE CLOROX CAPABILITY: Clorox’s strong brand-building and customer-
facing capabilities will enable strong growth on a sustained basis

CLOROX

BURT'S BEES®

Earth Friendly Natural Personal Care for The Greater Good™